UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 21, 2014

REGENCY ENERGY PARTNERS LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35262	16-1731691
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 3700

Dallas, Texas 75201

(Address of principal executive office) (Zip Code)

(214) 750-1771

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 21, 2014, Regency Energy Partners LP (“Regency”) competed the acquisition of PVR Partners, L.P. (“PVR”) pursuant to the agreement and plan of merger, dated October 9, 2013 (as amended, the “Merger Agreement”), among Regency, Regency GP LP, the general partner of Regency (“Regency GP”), PVR and PVR GP, LLC, the general partner of PVR (“PVR GP”). Pursuant to the Merger Agreement, PVR merged with and into Regency, with Regency continuing as the surviving entity (the “Merger”).

Under the Merger Agreement, at the effective time of the Merger, each PVR common unit issued and outstanding or deemed issued and outstanding was, immediately prior to the effective time, converted into the right to receive (a) 1.020 Regency common units and (b) $0.262 in cash (representing the difference between (x) PVR’s annualized quarterly distribution immediately prior to the effective time of the Merger and (y) 1.020 times Regency’s annualized quarterly distribution prior to the effective time), with cash in lieu of any fractional Regency common units that they would otherwise be entitled to receive in the Merger. Immediately prior to the effective time, each outstanding PVR Class B unit converted on a one-for-one basis into PVR common units. In connection with the Merger, Regency will issue approximately 140.4 million common units to former PVR unitholders and equity award holders.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to Regency’s Current Report on Form 8-K filed on October 10, 2013, and Amendment No. 1 thereto, a copy of which is attached as Exhibit 2.1 to Regency’s Current Report on Form 8-K filed on November 7, 2013, each of which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Following the consummation of the Merger, on March 21, 2014, Regency, Regency Energy Finance Corp., a Delaware corporation (“Finance Corp.”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), entered into a Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) to that certain Indenture (the “Base Indenture”) dated as of April 27, 2010, by and among PVR, Penn Virginia Resource Finance Corporation, a Delaware corporation, the guarantors party thereto, and the Trustee, as amended and supplemented by (i) the First Supplemental Indenture dated as of April 27, 2010 and the Third Supplemental Indenture dated as of May 17, 2012, in each case by and among PVR, PVR Finance, the guarantors party thereto and the Trustee (the Base Indenture as so amended and supplemented, the “2018 Indenture”), relating to the issuance by PVR and PVR Finance of $300,0000,000 in aggregate principal amount of their 8 1/4% Senior Notes due 2018 (the “2018 Notes”); (ii) the Second Supplemental Indenture dated as of May 17, 2012 by and among PVR, Penn Virginia Resource Finance Corporation II, a Delaware corporation (“PVR Finance II”), the guarantors party thereto and the Trustee (the Base Indenture as so amended and supplemented, the “2020 Indenture”), relating to the issuance by PVR and PVR Finance II of $600,000,000 in aggregate principal amount of their 8 3/8% Senior Notes due 2020 (the “2020 Notes”); and (iii) the Fourth Supplemental Indenture dated as of May 9, 2013 by and among PVR, PVR Finance II, the guarantors party thereto and the Trustee (the Base Indenture as so amended and supplemented, the “2021 Indenture”), relating to the issuance by PVR and PVR Finance II of $400,000,000 in aggregate principal amount of their 6 1/2% Senior Notes due 2021 (the “2021 Notes” and, together with the 2018 Notes and 2020 Notes, the “Outstanding PVR Notes”).

Pursuant to the Fifth Supplemental Indenture, Regency and Regency Finance Corp. assumed all of PVR’s, PVR Finance’s and PVR Finance II’s obligations under the 2018 Indenture, 2020 Indenture and 2021 Indenture and the Outstanding PVR Notes. Additionally, the subsidiary guarantors party to the 2018 Indenture, 2020 Indenture and 2021 Indenture confirmed that they will fully and unconditionally guarantee all payment obligations of Regency and Regency Finance with respect to the Outstanding PVR Notes.

The foregoing description of the Base Indenture, 2018 Indenture, 2020 Indenture, 2021 Indenture and the Fifth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to each of the Base Indenture, 2018 Indenture, 2020 Indenture, 2021 Indenture and the Fifth Supplemental Indenture, which are included as Exhibits 4.1 through 4.6 hereto and are incorporated herein by reference.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The closing of the Merger triggered a mandatory repurchase offer with respect to the Outstanding PVR Notes. Pursuant to the terms of the 2018 Indenture, 2020 Indenture and 2021 Indenture governing the 2018 Notes, 2020 Notes and 2021 Notes, within 30 days following a Change of Control (as defined in the 2018 Indenture, 2020 Indenture and 2021 Indenture), unless PVR has exercised its right to redeem the 2018 Notes, 2020 Notes and 2021 Notes, PVR is required to make an offer to repurchase the 2018 Notes, 2020 Notes and 2021 Notes, as the case may be, at a purchase price equal to 101% of the aggregate principal amount of each series of Outstanding PVR Notes repurchased, plus accrued and unpaid interest, if any. Unless it exercises its right to redeem the 2018 Notes, 2020 Notes and 2021 Notes, each of Regency and Regency Finance intends to fulfill its obligations with respect to the mandatory repurchase offer of the 2018 Notes, 2020 Notes and 2021 Notes in accordance with the terms of the 2018 Indenture, 2020 Indenture and 2021 Indenture.

Item 8.01	Other Events.

On March 21, 2014, Regency issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 9, 2013, by and among Regency Energy Partners LP, RVP LLC, Regency GP LP, PVR Partners, L.P. and PVR GP, LLC (incorporated by reference to Exhibit 2.1 to Regency Energy Partners LP’s Current Report on Form 8-K filed on October 10, 2013 (File No. 001-35262)).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 7, 2013, by and among Regency Energy Partners LP, RVP LLC, Regency GP LP, PVR Partners, L.P. and PVR GP, LLC (incorporated by reference to Exhibit 2.1 to Regency Energy Partners LP’s Current Report on Form 8-K filed on November 8, 2013 (File No. 001-35262)).

4.1	Indenture, dated as of April 27, 2010, by and among PVR Partners, L.P., Penn Virginia Resource Finance Corporation, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to PVR Partners, L.P.’s Current Report on Form 8-K filed on April 27, 2010 (File No. 001-16735)).

4.2	First Supplemental Indenture, dated as of April 27, 2010, by and among PVR Partners, L.P., Penn Virginia Resource Finance Corporation, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to PVR Partners, L.P.’s Current Report on Form 8-K filed on April 27, 2010 (File No. 001-16735)).

4.3	Second Supplemental Indenture, dated as of May 17, 2012, by and among PVR Partners, L.P., Penn Virginia Resource Finance Corporation II, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to PVR Partners, L.P.’s Current Report on Form 8-K filed on May 23, 2012 (File No. 001-16735)).

4.4	Third Supplemental Indenture, dated as of May 17, 2012, by and among PVR Partners, L.P., Penn Virginia Resource Finance Corporation, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.7 to PVR Partners, L.P.’s Current Report on Form 8-K filed on May 23, 2012 (File No. 001-16735)).

4.5	Fourth Supplemental Indenture, dated as of May 9, 2013, by and among PVR Partners, L.P., Penn Virginia Resource Finance Corporation II, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to PVR Partners, L.P.’s Current Report on Form 8-K filed on May 10, 2013 (File No. 001-16735)).

4.6	Fifth Supplemental Indenture, dated as of March 21, 2014, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee.

99.1	Regency Energy Partners LP Press Release dated March 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENCY ENERGY PARTNERS LP

	By:	Regency GP LP, its general partner
	By:	Regency GP LLC, its general partner

Date: March 21, 2014	By:	/s/ Thomas E. Long
Name: Thomas E. Long Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 9, 2013, by and among Regency Energy Partners LP, RVP LLC, Regency GP LP, PVR Partners, L.P. and PVR GP, LLC (incorporated by reference to Exhibit 2.1 to Regency Energy Partners LP’s Current Report on Form 8-K filed on October 10, 2013 (File No. 001-35262)).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 7, 2013, by and among Regency Energy Partners LP, RVP LLC, Regency GP LP, PVR Partners, L.P. and PVR GP, LLC (incorporated by reference to Exhibit 2.1 to Regency Energy Partners LP’s Current Report on Form 8-K filed on November 8, 2013 (File No. 001-35262)).

4.1	Indenture, dated as of April 27, 2010, by and among PVR Partners, L.P., Penn Virginia Resource Finance Corporation, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to PVR Partners, L.P.’s Current Report on Form 8-K filed on April 27, 2010 (File No. 001-16735)).

4.2	First Supplemental Indenture, dated as of April 27, 2010, by and among PVR Partners, L.P., Penn Virginia Resource Finance Corporation, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to PVR Partners, L.P.’s Current Report on Form 8-K filed on April 27, 2010 (File No. 001-16735)).

4.3	Second Supplemental Indenture, dated as of May 17, 2012, by and among PVR Partners, L.P., Penn Virginia Resource Finance Corporation II, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to PVR Partners, L.P.’s Current Report on Form 8-K filed on May 23, 2012 (File No. 001-16735)).

4.4	Third Supplemental Indenture, dated as of May 17, 2012, by and among PVR Partners, L.P., Penn Virginia Resource Finance Corporation, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.7 to PVR Partners, L.P.’s Current Report on Form 8-K filed on May 23, 2012 (File No. 001-16735)).

4.5	Fourth Supplemental Indenture, dated as of May 9, 2013, by and among PVR Partners, L.P., Penn Virginia Resource Finance Corporation II, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to PVR Partners, L.P.’s Current Report on Form 8-K filed on May 10, 2013 (File No. 001-16735)).

4.6	Fifth Supplemental Indenture, dated as of March 21, 2014, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee.

99.1	Regency Energy Partners LP Press Release dated March 21, 2014.

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